UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 7, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


          NEW YORK                   1-6663                11-2037182
(State or other Jurisdiction    (Commission File         (IRS Employer
     of Incorporation)               Number)          Identification No.)

         275 WAGARAW ROAD, HAWTHORNE,                        07506
                 NEW JERSEY
   (Address of Principal Executive Offices)                (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 7, 2006, the Company entered into indemnification agreements with its Chief Executive Officer, Chief Financial Officer and each member of its Board of Directors. The form of these agreements is filed as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                    Description

  10.01                        Form of Indemnification Agreement dated
                               June 7, 2006, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLONIAL COMMERCIAL CORP.
                                      -------------------------
                                            (Registrant)

Date: June 9, 2006                        /s/ William Salek
                                          -----------------
                                            William Salek
                                       Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                    Description

  10.01                        Form of Indemnification Agreement dated
                               June 7, 2006, filed herewith.